Income Tax	6 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
The net taxation expense in the six months ended June 30, 2012 compared to a net expense for the same period in 2011, constitutes the following:

	Six months ended June 30,
	2012	2011
	(unaudited)	(unaudited)
	(in US Dollars, millions)

Charge for current taxation (1)	304	118
Charge for deferred taxation (2)	135	166
	439	284

Income from continuing operations before income tax and equity income in associates	1,134	979

(1) The higher current taxation in 2012 is mainly due to higher taxable income in Tanzania and South Africa, while 2011 was lower due to the utilization of tax losses.

(2) The lower deferred taxation in 2012 mainly relates to the reversal of timing differences from the utilization of tax losses in South Africa partly offset by the taxation rate change in Ghana.

Uncertain taxes

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:
	At June 30,	At December 31,
	2012	2011
	(unaudited)
	(in US Dollars, millions)

Balance at beginning of period	78	52
Additions for tax positions identified in prior years	18	38
Reductions for tax positions identified in prior years	(9)	(3)
Translation	(1)	(9)
Balance at end of period	86	78

Unrecognized tax benefits are summarized as follows:

Recognized as a reduction of deferred tax assets	35	29
Recognized in other non-current liabilities	51	49
Balance at end of period (1)	86	78

(1) Unrecognized tax benefits which, if recognized, would affect the Company's effective tax rate.

	(in US Dollars, millions)
The Company’s continuing practice is to recognize interest and penalties related to unrecognized tax benefits as part of its income tax expense. For the six months ended and as at June 30, 2012, interest recognized and interest accrued amounted to:

Interest recognized during the six months ended June 30, 2012		1
Interest accrued as at June 30, 2012		13